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                            MMA PRAXIS MUTUAL FUNDS
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2006
            UNTIL JUNE 1 PLEASE REPLACE PAGE 23 WITH THE FOLLOWING:

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS VALUE INDEX FUND

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INVESTMENT OBJECTIVE         The Value Index Fund seeks capital
                             appreciation.

PRINCIPAL INVESTMENT         The Fund maintains a portfolio of stocks
STRATEGIES                   intended to parallel the investment
                             performance of the U.S. large cap value
                             equities market, while incorporating
                             socially responsible investing criteria.
                             The Fund employs a passive management
                             strategy designed to track the performance of the MMA Value Index. (See Value Index
                             Construction section below). The Fund
                             attempts to replicate the benchmark index by investing all or substantially all of its assets in the stocks that make up the index. With "replication", an index fund holds each stock found in the target index in about the same proportion as represented in the index itself. For example, if 5% of the benchmark index was made up of a stock of a specific company, the MMA Value Index Fund would invest about 5% of its assets in that company.

                             VALUE INDEX CONSTRUCTION

                             The MMA Value Index is constructed using those companies in the MMA social universe with a price/book ratio less than the median (by index weight) price/book ratio of the U.S. large cap market and with a market capitalization above the 85th percentile market capitalization of the U.S. equity market.

                             The weights of the companies in the MMA
                             Value Index are based on the relative
                             market capitalization of the companies. In
                             order to eliminate the overlap in holding
                             with MMA's internal growth index, an
                             additional adjustment is made to the
                             weights. For stocks in the MMA Value Index
                             whose characteristics also place them in
                             the growth index, their weight in the MMA
                             Value Index will be proportional according
                             to their relative value and growth
                             characteristics. The resulting MMA Value
                             Index will exhibit purer value
                             characteristics than the unadjusted index.
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                  THE DATE OF THIS SUPPLEMENT IS MAY 1, 2006.